                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                         event reported): March 5, 1998


                     BINGHAM FINANCIAL SERVICES CORPORATION

             (Exact name of registrant as specified in its charter)

 Michigan                        0-23381                    38-3313951

 (State or other                 (Commission                (I.R.S.  Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)

          31700 Middlebelt Road, Suite 125, Farmington Hills, MI 48334
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (248) 932-9656

         (Former name or former address, if changed since last report.)

        ITEM 7.  FINANCIAL STATEMENTS

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet has been prepared based upon the historical consolidated balance sheets of Bingham Financial Services Corporation ("Bingham"), Bloomfield Acceptance Company, L.L.C. ("BAC") and Bloomfield Servicing Company, L.L.C. ("BSC") as of December 31, 1997 as if the acquisition had occurred as of January 2, 1997 (date of inception for Bingham). The following unaudited pro forma condensed consolidated statements of income for the twelve months ended December 31, 1997 also give effect to the acquisition as if it had occurred as of January 2, 1997.

The unaudited pro forma financial information should be read in conjunction with the accompanying Notes To Unaudited Pro Forma Condensed Consolidated Financial Information as they are an integral part of the pro forma consolidated financial statements. The unaudited pro forma condensed consolidated income statement is not necessarily indicative of the actual results of operations that would have been reported if the events described above had occurred as of January 2, 1997, nor do such statements purport to indicate the results of future operations. In the opinion of management, all adjustments necessary to present fairly such unaudited pro forma condensed consolidated financial statements have been made.

                     BINGHAM FINANCIAL SERVICES CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1997


                                                 BINGHAM
                                                 FINANCIAL       BLOOMFIELD     BLOOMFIELD                      PRO FORMA
                                                 SERVICES        ACCEPTANCE     SERVICING     PRO FORMA     AS ADJUSTED FOR
                                                CORPORATION     COMPANY, LLC   COMPANY LLC   ADJUSTMENTS      ACQUISITIONS
                                                -----------     ------------   -----------   -----------      ------------
ASSETS
     Cash and cash equivilents                 $   2,003,000  $    538,000     $  193,000            ---      $  2,734,000
     Restricted cash                                     ---           ---      2,925,000            ---         2,925,000
     Installment contracts receivable             14,089,000           ---            ---            ---        14,089,000
     Other assets                                    167,000        719,00        626,000   $     84,000  (A)    1,596,000
     Investment in subsidiary                      2,108,000           ---            ---     (2,108,000) (A)      ---
     Goodwill                                            ---           ---            ---        991,000  (A)      991,000
                                               -------------  ------------     ----------   ------------      ------------
            Total assets                       $  18,367,000  $  1,257,000     $3,744,000   $ (1,033,000)     $ 22,335,000
                                               =============  ============     ==========   ============      ============
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
     Advances by mortgagors                              ---           ---     $2,925,000            ---      $  2,925,000
     Other liabilities                         $     771,000  $    306,000        133,000   $    153,000  (C)    1,363,000
     Subordinated debt, net of debt discount
         of 568,100                                3,432,000           ---            ---            ---         3,432,000
                                               -------------  ------------     ----------   ------------      ------------
           Total liabilities                       4,203,000       306,000      3,058,000        153,000         7,720,000

STOCKHOLDERS' EQUITY
     Common stock                                 13,692,000           ---            ---        (41,000) (A)   13,651,000
     Paid-in capital                                 587,000           ---            ---            ---           587,000
     Owners' equity                                      ---       555,000        437,000       (992,000) (A)          ---
     Retained earnings                              (115,000)      396,000        249,000       (153,000) (C)      377,000
                                               -------------  ------------     ----------   ------------      ------------
           Total stockholders equity              14,164,000       951,000        686,000     (1,186,000)       14,615,000
                                               -------------  ------------     ----------   ------------      ------------
           Total liabilities and stockholders
                equity                         $  18,367,000  $  1,257,000     $3,744,000   $ (1,033,000)     $ 22,335,000
                                               =============  ============     ==========   ============      ============


     The accompanying notes are an integral part of the financial statements

                     BINGHAM FINANCIAL SERVICES CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      TWELVE MONTHS ENDED DECEMBER 31, 1997



                                                 BINGHAM
                                                 FINANCIAL     BLOOMFIELD     BLOOMFIELD                        PRO FORMA
                                                 SERVICES      ACCEPTANCE     SERVICING      PRO FORMA      AS ADJUSTED FOR
                                                CORPORATION   COMPANY, LLC    COMPANY LLC   ADJUSTMENTS       ACQUISITIONS
                                                -----------   ------------    -----------   -----------       ------------
REVENUES
     Interest income - install. Contracts      $    596,000             ---           ---            ---      $    596,000
     Mortgage origination and refinancing               ---   $   2,032,000           ---            ---         2,032,000
     Mortgage servicing fees                            ---             ---   $   949,000            ---           949,000
     Other income                                       ---         495,000       109,000                          604,000
                                               ------------   -------------   -----------   ------------      ------------
         Total revenues                             596,000       2,527,000     1,058,000                        4,181,000

COST AND EXPENSES
     Interest expense                               346,000             ---           ---            ---           346,000
     Provision for credit losses                     79,000             ---           ---            ---            79,000
     General and administrative                     204,000       2,163,000       858,000            ---         3,225,000
     Other operating expenses                        43,000             ---           ---   $     39,000 (B)        82,000
                                               ------------   -------------   -----------   ------------      ------------
         Total costs and expenses                   672,000       2,163,000       858,000         39,000         3,732,000
                                               ------------   -------------   -----------   ------------      ------------
         Income before taxes                        (76,000)        364,000       200,000        (39,000)          449,000
     Provision for income taxes                         ---             ---           ---        153,000 (C)       153,000
                                               ------------   -------------   -----------   ------------      ------------
           Net income                          $    (76,000)  $     364,000   $   200,000   $    114,000      $    296,000
                                               ============   =============   ===========   ============      ============
Weighted average common shares outstanding                                                                       1,577,000
                                                                                                              ============
Weighted average common shares outstanding, fully diluted                                                        1,746,000
                                                                                                              ============
Earnings per share:
     Basic                                                                                                    $       0.19
                                                                                                              ============
     Fully diluted                                                                                            $       0.17
                                                                                                              ============


     The accompanying notes are an integral part of the financial statements

                     BINGHAM FINANCIAL SERVICES CORPORATION
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION


In March 1998, the Company acquired 100% of the outstanding stock of Bloomfield Acceptance Company, L.L.C. ("BAC") and Bloomfield Servicing Company, L.L.C. ("BSC") for 281,818 shares of the Company's common stock valued at approximately $2.1 million. BAC is engaged in the business of the origination of mortgages and real estate lending. Loans originated by the company primarily consist of fixed rate loans secured by mortgages on commercial property. All loans originated by the Company are immediately sold to permanent investors. BSC was formed to service the loans originated by BAC.

In addition to the shares of common stock issued to the shareholders of BAC and BSC additional consideration of up to $500,000, in the form of the Company's common stock, will be paid to the shareholders subject to the performance of the merged entities over the two year period following the date of merger.

BALANCE SHEET

The excess of the purchase price over the book value of the net assets acquired for BAC and BSC has been allocated to the tangible and intangible assets based on the Company's estimate of the fair market value of the net assets acquired. The allocation of the excess purchase price paid for BAC and BSC is as follows:

                                                                        (in millions)
           Book value of net assets acquired.............................  $  1.1
           Allocation of purchase price in excess of acquired assets:
                Goodwill.................................................  $  1.0
                                                                           ------
                    Total Purchase Price.................................  $  2.1
                                                                           ======

The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 1997 has been prepared as if the BAC and BSC acquisitions had been consummated as of January 2, 1997(date of inception for Bingham) and includes:

         (A) pro forma adjustments to:
             -     assign fair market value to fixed assets
             -     record goodwill related to the acquisitions of BAC and BSC
             - present the issuance of 281,818 shares of common stock valued at approximately $2.1 million related to the acquisitions of BAC and BSC
             -     Eliminate BAC and BSC historical equity balances

STATEMENT OF INCOME

The accompanying unaudited pro forma condensed consolidated income statements for the 12 months ended December 31, 1997 have been prepared by combining the historical results for the Company and the Acquisitions where applicable and include the following adjustments:

         (B) amortization of Goodwill over 25 years

         (C) BAC and BSC were limited liability corporations but elected to be treated as S corporations for tax purposes and accordingly were not subject to federal income taxes. The pro forma provision for income taxes has been computed as if the acquisitions were subject to federal corporate income taxes for the period presented at the statutory tax rate of 34%.

                      Bloomfield Acceptance Company, L.L.C.


                              Financial Statements
                                       and
                          Independent Auditor's Report


                          Year ended December 31, 1997

                          [LAIR&CO, P.C. LETTERHEAD]


                          Independent Auditor's Report

Members
Bloomfield Acceptance Company, L.L.C.
Birmingham, Michigan


     We have audited the balance sheet of Bloomfield Acceptance Company, L.L.C. as of December 31, 1997, and the related statements of net earnings, changes in members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bloomfield Acceptance Company, L.L.C. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.





                                               Lair & Co., P.C.
                                               Certified Public Accountants




Walled Lake, Michigan
January 19, 1998

                      Bloomfield Acceptance Company, L.L.C.

                                  Balance Sheet

                                December 31, 1997


         ASSETS

Cash and cash equivalents (Note 2)                                                        $  538,234
Prepaid expenses                                                                              16,174
Amounts due from related company (Note 3)                                                     26,339
Marketable securities (Note 4)                                                               271,072
Interest-only securities (Note 2)                                                            275,800
Fixed assets - at cost, net (Notes 2 and 5)                                                  128,100
Organizational costs, net of $3,554 amortization                                               1,184
                                                                                          ----------
                                                                           TOTAL ASSETS   $1,256,903
                                                                                          ==========
         LIABILITIES AND MEMBERS' EQUITY

Deposits on loans in process (Note 2)                                                     $  194,975
Payroll taxes payable                                                                         50,515
Accrued expenses                                                                              60,864
                                                                                          ----------
                                                                      TOTAL LIABILITIES      306,354

MEMBERS' EQUITY                                                                              950,549
                                                                                          ----------
                                                  TOTAL LIABILITIES AND MEMBERS' EQUITY   $1,256,903
                                                                                          ==========


See notes to financial statements.

                      Bloomfield Acceptance Company, L.L.C.


                            Statement of Net Earnings

                          Year ended December 31, 1997

REVENUES:
Mortgage origination and refinancing fees                                                                     $ 2,032,024
Interest from interest-only securities                                                                            444,547
                                                                                                              -----------
                                                                                             TOTAL REVENUES     2,476,571

COSTS AND EXPENSES:
Salaries                                                                                                        1,286,158
Closing costs                                                                                                     122,751
Payroll taxes                                                                                                      68,296
Pension plan contributions (Note 7)                                                                                26,851
Legal and professional                                                                                            105,615
Lease and equipment rental (Note 6)                                                                                76,413
Repairs and maintenance                                                                                             5,530
Travel                                                                                                            123,509
Promotion expense                                                                                                  33,092
Michigan single business tax                                                                                       23,388
Telephone and utilities                                                                                            57,167
Advertising                                                                                                        42,255
Office supplies                                                                                                    31,469
Dues and fees                                                                                                      11,260
Conferences and seminars                                                                                           18,928
Outside services                                                                                                   38,989
Postage and delivery                                                                                               22,134
Depreciation and amortization                                                                                      35,850
Photography                                                                                                         9,332
Insurance                                                                                                          42,607
Charitable contributions                                                                                            4,600
Professional publications                                                                                           5,118
Reimbursed expenses (Note 3)                                                                                     (278,159)
                                                                                                              -----------
                                                                                   TOTAL COSTS AND EXPENSES     1,913,153
                                                                                                              -----------
NET INCOME FROM OPERATIONS                                                                                        563,418

OTHER INCOME:
Portfolio interest and dividend income                                                                             48,348
Gain on sale of equipment                                                                                           1,500
                                                                                                              -----------
                                                                                                                   49,848
                                                                                                              -----------
NET EARNINGS (Note 2)                                                                                         $   613,266
                                                                                                              ===========

See notes to financial statements.

                      Bloomfield Acceptance Company, L.L.C.

                          Statement of Members' Equity

                          Year ended December 31, 1997

BALANCE AT BEGINNING OF YEAR                                              $ 537,654

Net income                                                                  613,266

Liquidating cash distribution to member                                    (250,000)

Net change in unrealized gain on available for sale securities (Note 4)      49,629
                                                                          ---------
BALANCE AT END OF YEAR                                                    $ 950,549
                                                                          =========


See notes to financial statements.

                      Bloomfield Acceptance Company, L.L.C.

                             Statement of Cash Flows

                          Year ended December 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
Origination and refinancing fees collected                                                                   $ 1,832,207
Salaries paid to employees                                                                                    (1,362,194)
Payroll taxes paid                                                                                               (70,649)
Pension costs paid                                                                                               (16,367)
General and administrative expenses paid                                                                        (501,864)
Gain on sale of equipment                                                                                         (1,500)
Interest and dividends received                                                                                   48,348
                                                                                                             -----------
                                                                     NET CASH USED IN OPERATING ACTIVITIES       (72,019)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities                                                                               (16,311)
Capital expenditures                                                                                             (27,770)
Proceeds from sale of equipment                                                                                    1,500
                                                                                                             -----------
                                                                     NET CASH USED IN INVESTING ACTIVITIES       (42,581)

CASH FLOWS FROM FINANCING ACTIVITIES:
Liquidating cash distribution to member                                                                         (250,000)
Payment of amount due on equipment                                                                               (12,872)
                                                                                                             -----------
                                                                     NET CASH USED IN FINANCING ACTIVITIES      (262,872)
                                                                                                             -----------
                                                                                      NET DECREASE IN CASH      (377,472)
CASH AND CASH EQUIVALENTS, at beginning of year                                                                  915,706
                                                                                                             -----------
CASH AND CASH EQUIVALENTS, at end of year                                                                    $   538,234
                                                                                                             ===========



See notes to financial statements.

                      Bloomfield Acceptance Company, L.L.C.

                       Statement of Cash Flows (continued)

                          Year ended December 31, 1997

SUPPLEMENTARY INFORMATION:
Reconciliation of net earnings to net cash flows from operating activities:
     Net earnings                                                                                            $ 613,266
     Adjustments to reconcile net earnings to net cash provided by operating activities:
              Depreciation and amortization                                                                     35,850
              Gain on sale of equipment                                                                         (1,500)
              Decrease in amounts due to related company                                                         5,514
              Increase in prepaid expenses                                                                      (3,463)
              Increase in interest-only securities                                                            (275,800)
              Decrease in deposits on loans in process                                                        (368,565)
              Decrease in accrued expenses                                                                      (5,119)
              Decrease in payroll taxes payable                                                                (72,202)
                                                                                                             ---------
                                                                                         TOTAL ADJUSTMENTS    (685,285)
                                                                                                             ---------
                                                                     NET CASH USED IN OPERATING ACTIVITIES   $ (72,019)
                                                                                                             =========



See notes to financial statements.

                      Bloomfield Acceptance Company, L.L.C.

                          Notes to Financial Statements

                          Year ended December 31, 1997

NOTE 1 - DESCRIPTION OF BUSINESS AND ORGANIZATION

     Bloomfield Acceptance Company, L.L.C. (the "Company"), a limited liability company, was formed under the laws of the State of Michigan on April 1, 1994. The Company is engaged in the business of the origination of mortgages and real estate lending. Loans originated by the Company primarily consist of fixed rate loans secured by mortgages on commercial property. All loans originated by the Company are immediately sold to permanent investors.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         BASIS OF ACCOUNTING

     The Company presents its financial statements on the accrual basis of accounting in compliance with generally accepted accounting principles.

         REVENUE RECOGNITION

     The Company recognizes as revenue a nonrefundable portion of loan application fees upon the borrower's acceptance of the loan application. If the application is not approved, the Company retains the nonrefundable portion of the application fee and refunds the balance. The Company recognizes the commitment fee upon closing of the loan. The loans are sold to permanent investors at par at closing. The Company may retain interest-only securities. The Company may also retain servicing rights for its affiliated Company, Bloomfield Servicing Company. Prior to closing, commitment fees are recorded as deposits on loans in process and reported as a liability. The commitment fee is calculated as a percentage of the loan amount. The application and processing fees are quoted as fixed amounts on each loan. Fees from professional advisory services are recognized at the point at which the Company's services have been performed.

     Effective January 1, 1997, the Company adopted Statement of Financial Standards No. 125 ("SFAS 125"), Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. SFAS 125 requires prospective implementation as of January 1, 1997 and retroactive application is not permitted. Among other provisions, SFAS 125 uses a "financial components" approach relative to the recognition of financial assets and liabilities resulting from the transfer of financial assets. Specifically, SFAS 125 requires that gain recognition on the sale of financial assets be based on an allocated cost basis method for the financial components sold. SFAS 125 also provides guidance relative to the classification and ongoing measurement of the financial components retained in connection with financial asset sales. Such components are recorded at allocated cost.

                      Bloomfield Acceptance Company, L.L.C.

     Interest-only securities represent the right to receive certain cash flows which exceed the amount of cash flows associated with the Company's sale of loans to permanent investors. Interest-only securities generally represent the value of interest to be collected on the underlying loans over the sum to be paid to secured classes and contractual servicing fees. These cash flows are projected and discounted over the expected life of the financial contracts using prepayment, default, loss, and interest rate assumptions that the Company believes market participants would use for similar financial instruments. The Company classifies its interest-only securities as available for sale and carries these securities at fair value. Accordingly, unrealized gains and losses are reported on a net basis as a separate component of members' equity.

         CASH AND CASH EQUIVALENTS

     Cash and cash equivalents are highly liquid investments with insignificant interest rate risk and original maturities of three months or less. At December 31, 1997, cash equivalents consisted primarily of investments in money market funds that invest in Treasury bills.

         INCOME TAXES

     The Company is treated as a partnership for federal income tax purposes. Consequently, federal income taxes are not payable by, or provided for, the Company. Members are taxed individually on their shares of the Company's earnings. The Company's net income or loss is allocated among the members in accordance with the Company's operating agreement. Therefore, no provision or liability for federal income taxes has been provided in the financial statements.

         CONCENTRATIONS OF CREDIT RISK

     The Company is engaged in the origination of mortgages relating to commercial real estate located in various regions of the United States. Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash and cash equivalents and investment securities. The Company's cash balances are maintained primarily in money market accounts which invest primarily in US Treasuries and other government securities and are maintained at major bank and brokerage firms. The Company primarily makes investments in publicly traded securities.

         FIXED ASSETS

     Furniture, equipment, and leasehold improvements are recorded at cost. Depreciation is computed over the estimated useful life of five years for computer equipment, seven years for furniture, and the life of the lease, seven years, for leasehold improvements using the straight-line method.

NOTE 3 - RELATED PARTY TRANSACTIONS

                      Bloomfield Acceptance Company, L.L.C.

     The Company provides office space, employees, and equipment to Bloomfield Servicing for its operations for which they were reimbursed $278,159 of which $26,339 is included in current assets at December 31, 1997.


NOTE 4 - MARKETABLE SECURITIES

     At December 31, 1997, marketable securities consisted of four publicly traded equity securities. The Company's marketable securities are classified as "available for sale". Accordingly, unrealized gains and losses are excluded from earnings and reported in a separate component of members' equity. Realized gains and losses are computed based on specific identification of the securities sold.

     The following is an analysis of marketable securities available for sale at December 31, 1997.

         Cost basis                                                      $       202,088
         Gross unrealized gains                                                   68,984
                                                                         ---------------
         Fair market value                                               $       271,072
                                                                         ===============


NOTE 5 - FIXED ASSETS

     At December 31, 1997, equipment consisted of the following:

         Office furniture and equipment                                  $       103,011
         Computer equipment                                                       82,271
         Leasehold improvements                                                   30,047
                                                                         ---------------
                                                                                 215,329
         Less accumulated depreciation                                            87,229
                                                                         ---------------
                                                                         $       128,100
                                                                         ================

     Total depreciation charged to operations during the year ended December 31, 1997 was $31,380.

NOTE 6 - LEASES

     The Company leases its office facility under a lease dated September 14, 1995 which expires on May 8, 2000. At December 31, 1997, future minimum lease payments are as follows:

              1998                                                       $        76,043
              1999                                                                80,690

                                      -10-

                      Bloomfield Acceptance Company, L.L.C.

              2000                                                                34,037
                                                                         ---------------
                                                                         $       190,770
                                                                         ===============

     Total office lease expense charged to operations during 1997 was $75,718.
NOTE 7 - EMPLOYEE PENSION PLAN

     The Company terminated its simplified employee pension plan on December 31, 1996. Effective January 1, 1997, the Company adopted a SIMPLE IRA plan covering all employees who have earned at least $5,000 during any two preceding years. Under the plan, employees can contribute and defer taxes on compensation contributed. The plan requires the Company to make a matching contribution equal to each employee's elective deferral, up to 3% of the employee's compensation. During the current year, the Company made matching contributions of $26,851 to the plan.

NOTE 6 - SUBSEQUENT EVENT

         Effective January 1, 1998, the Company elected to be taxed, for federal income tax purposes, as a corporation rather than as a partnership (as it has been treated through December 31, 1997).

                      Bloomfield Servicing Company, L.L.C.


                              Financial Statements
                                       and
                          Independent Auditor's Report


                          Year ended December 31, 1997

                         [LAIR&CO., P.C. LETTERHEAD]


                          Independent Auditor's Report


Board of Directors
Bloomfield Servicing Company, L.L.C.
Birmingham, Michigan


     We have audited the balance sheet of Bloomfield Servicing Company, L.L.C. as of December 31, 1997, and the related statements of net earnings, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bloomfield Servicing Company, L.L.C. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                              Certified Public Accountants




Walled Lake, Michigan
January 19, 1998

                      Bloomfield Servicing Company, L.L.C.

                                  Balance Sheet

                                December 31, 1997


         ASSETS

Cash and cash equivalents (Note 2)                                                                             $  193,253
Restricted cash (Note 2)                                                                                        2,925,205
Prepaid expenses                                                                                                    9,235
Marketable securities (Note 4)                                                                                    186,069
Servicing rights (Note 2)                                                                                         429,516
Furniture and equipment - at cost, net (Notes 2 and 5)                                                              1,499
                                                                                                               ----------
                                                                                                TOTAL ASSETS   $3,744,777
                                                                                                               ==========

         LIABILITIES AND MEMBERS' EQUITY

Advances by mortgagors for taxes, insurance, and
mortgage payments (Note 2)                                                                                     $2,925,205
Amounts due to related company (Note 3)                                                                            26,339
Accrued expenses                                                                                                    3,818
Servicing liability (Note 2)                                                                                      103,742
                                                                                                               ----------
                                                                                           TOTAL LIABILITIES    3,059,104

MEMBERS' EQUITY                                                                                                   685,673
                                                                                                               ----------
                                                                       TOTAL LIABILITIES AND MEMBERS' EQUITY   $3,744,777
                                                                                                               ==========



See notes to financial statements.

                      Bloomfield Servicing Company, L.L.C.

                            Statement of Net Earnings

                          Year ended December 31, 1997

REVENUES - mortgage servicing fees (Note 2)                                                                       $948,509

COSTS AND EXPENSES:
General and administrative (Note 3)                                                                                287,600
Insurance                                                                                                            1,391
Office supplies                                                                                                      1,336
Dues and fees                                                                                                        1,300
Legal and professional                                                                                               8,660
Michigan single business tax                                                                                         6,227
Depreciation                                                                                                         1,499
                                                                                                                  --------
                                                                                       TOTAL COSTS AND EXPENSES    308,013
                                                                                                                  --------
NET INCOME FROM OPERATIONS                                                                                         640,496

OTHER INCOME - PORTFOLIO INTEREST AND DIVIDEND INCOME                                                              108,686
                                                                                                                  --------
NET EARNINGS (Note 2)                                                                                             $749,182
                                                                                                                  ========



See notes to financial statements.

                      Bloomfield Servicing Company, L.L.C.

                          Statement of Members' Equity

                          Year ended December 31, 1997

BALANCE AT DECEMBER 1, 1997                                               $ 453,931

Cash distributions to members                                              (300,000)

Liquidating cash distribution to member                                    (250,000)

Net income                                                                  749,182

Net change in unrealized gain on available for sale securities (Note 4)      32,560
                                                                          ---------
BALANCE AT DECEMBER 31, 1997                                              $ 685,673
                                                                          =========


See notes to financial statements

                      Bloomfield Servicing Company, L.L.C.

                             Statement of Cash Flows

                          Year ended December 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
Servicing fees collected                                                                                        $ 622,735
General and administrative expenses paid                                                                         (319,704)
Interest and dividends received                                                                                   108,686
                                                                                                                ---------
                                                                    NET CASH PROVIDED BY OPERATING ACTIVITIES     411,717

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of securities                                                                                            (17,282)
Partnership cash distributions                                                                                        648
                                                                                                                ---------
                                                                        NET CASH USED IN INVESTING ACTIVITIES     (16,634)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions to members                                                                                    (300,000)
Liquidating cash distribution to member                                                                          (250,000)
                                                                                                                ---------
                                                                        NET CASH USED IN FINANCING ACTIVITIES    (550,000)
                                                                                                                ---------
                                                                                         NET DECREASE IN CASH    (154,917)
CASH AND CASH EQUIVALENTS, at beginning of year                                                                   348,170
                                                                                                                ---------
CASH AND CASH EQUIVALENTS, at end of year                                                                       $ 193,253
                                                                                                                =========


SUPPLEMENTARY INFORMATION:
Reconciliation of net cash to net cash flows from operating activities:
     Net income                                                                                                 $ 749,182
     Adjustments to reconcile net income to net cash provided by operating activities:
              Depreciation                                                                                          1,499
              Change in net servicing rights                                                                     (325,774)
              Decrease in accrued expenses                                                                           (223)
              Increase in prepaid expenses                                                                         (7,453)
              Decrease in amounts due to related company                                                           (5,514)
                                                                                                                ---------
                                                                                            TOTAL ADJUSTMENTS    (337,465)
                                                                                                                ---------
                                                                    NET CASH PROVIDED BY OPERATING ACTIVITIES   $ 411,717
                                                                                                                =========

See notes to financial statements.

                      Bloomfield Servicing Company, L.L.C.

                          Notes to Financial Statements

                          Year ended December 31, 1997

NOTE 1 - DESCRIPTION OF BUSINESS AND ORGANIZATION

     The Company was formed under the laws of the State of Michigan on April 12, 1991 for the purpose of servicing commercial mortgage loans originated by Bloomfield Acceptance Company, L.L.C. and its predecessor. The Company was originally formed as a corporation and made an election under the Internal Revenue Code to be an S corporation. Effective January 1, 1996, the Company reorganized its operations into a newly formed limited liability company and changed its name from Westpointe Servicing, Inc. to Bloomfield Servicing Company, L.L.C. The Company services mortgages for various financial institutions relating to commercial real estate, apartment complexes, and manufactured home communities located in various regions of the United States. The Company's revenues are determined based upon normal servicing fee rates.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         BASIS OF ACCOUNTING

     The Company presents its financial statements on the accrual basis of accounting in compliance with generally accepted accounting principles.

         REVENUE RECOGNITION

     Effective January 1, 1997, the Company adopted Statement of Financial Standards No. 125 ("SFAS 125"), Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. SFAS 125 requires prospective implementation as of January 1, 1997 and retroactive application is not permitted. Among other provisions, SFAS 125 uses a "financial components" approach relative to the recognition of financial assets and liabilities resulting from the transfer of financial assets. Specifically, SFAS 125 requires that gain recognition on the sale of financial assets be based on an allocated cost basis method for the financial components sold. SFAS 125 also provides guidance relative to the classification and ongoing measurement of the financial components retained in connection with financial asset sales. Such components are recorded at allocated cost. The Company retains servicing rights for loans sold by its affiliated Company, Bloomfield Acceptance Company.

                      Bloomfield Servicing Company, L.L.C.

     Servicing rights and servicing liabilities are carried at allocated cost and amortized in proportion to and over the estimated period of net servicing income. Servicing rights are evaluated for impairment on an ongoing basis and, to the extent the recorded amount exceeds the fair value of those servicing rights, a valuation allowance is established through a charge to earnings. Upon subsequent measurement of the fair value of these servicing rights in future periods, if the fair value equals or exceeds the carrying amount, any previously recorded valuation allowance would be deemed unnecessary and, therefore, represent current period earnings only to the extent of such previously recorded allowance. No valuation allowance with respect to the servicing rights was necessary at December 31, 1997.

         CASH AND CASH EQUIVALENTS

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. At December 31, 1997, cash equivalents consisted primarily of investments in money market funds that invest in Treasury bills.

         INCOME TAXES

     The Company is treated as a partnership for federal income tax purposes. Consequently, federal income taxes are not payable by, or provided for, the Company. Members are taxed individually on their shares of the Company's earnings. The Company's net income or loss is allocated among the members in accordance with the Company's operating agreement. Therefore, no provision or liability for federal income taxes has been provided in the financial statements.

         RESTRICTED CASH

     Under the various mortgage servicing agreements, the Company maintains separate interest bearing cash accounts at banking institutions which are restricted for the benefit of investors. The restricted accounts are composed of advances from mortgagors for principal, interest, property taxes, and insurance payments.

         CONCENTRATIONS OF CREDIT RISK

     The Company is engaged solely in the servicing of mortgages for various financial institution investors relating to commercial real estate, apartment complexes, and mobile home parks located in various regions of the United States. Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash and cash equivalents and investment securities. The Company's cash balances are maintained primarily in money market accounts which invest primarily in US Treasuries and other government securities and are maintained at major bank and brokerage firms. The Company primarily makes investments in publicly traded securities.

         FURNITURE AND EQUIPMENT

     Furniture and equipment are recorded at cost. Depreciation is computed over the estimated useful life of five years for computer equipment and seven years for furniture using the straight-line method.

                      Bloomfield Servicing Company, L.L.C.

NOTE 3 - RELATED PARTY TRANSACTIONS

     The Company utilized the office space, employees, and equipment of Bloomfield Acceptance Company (BAC). The Company has reimbursed BAC $277,394, of which $26,339 is included in liabilities at December 31, 1997, during the current year for the sharing arrangement.

NOTE 4 - MARKETABLE SECURITIES

     At December 31, 1997, marketable securities consisted of four publicly traded equity securities. The Company's marketable securities are classified as "available for sale". Accordingly, unrealized gains and losses are excluded from earnings and reported in a separate component of members' equity. Realized gains and losses are computed based on specific identification of the securities sold.

     The following is an analysis of marketable securities available for sale at December 31, 1997:

              Cost basis                                                      $      140,529
              Gross unrealized gains                                                  45,540
                                                                              --------------
              Fair market value                                               $      186,069
                                                                              ==============

NOTE 5 - FURNITURE AND EQUIPMENT

     At December 31, 1997, equipment consisted of the following:

         Computer equipment                                                   $        22,020
         Office furniture                                                               2,975
                                                                              ---------------
                                                                                       24,995
         Less accumulated depreciation                                                 23,496
                                                                              ---------------
                                                                              $         1,499
                                                                              ===============


     Total depreciation charged to operations during the year ended December 31, 1997 was $1,499.

NOTE 6 - SUBSEQUENT EVENT

         Effective January 1, 1998, the Company elected to be taxed, for federal income tax purposes, as a corporation rather than as a partnership (as it has been treated through December 31, 1997).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BINGHAM FINANCIAL SERVICES CORPORATION



                                      /s/ Jeffrey P. Jorissen
                                 ---------------------------------------------
                                 Name:    Jeffrey P. Jorissen
                                 Title:   President, Chief Executive
                                          Officer, and Chief Financial Officer


Dated:  May 12, 1998